UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 3, 2007

Date of Report (Date of earliest event reported)

MPC CORPORATION

(Exact Name of Registrant as Specified in Charter)

Colorado	0-115404	84-1577562
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

906 East Karcher Road, Nampa, ID 83687

(Address of principal executive offices)

(208) 893-3434

(Registrant’s telephone number, including are code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Agreement

Amendment No.2 to Transition Services Agreement

On October 1, 2007 (the “Closing Date”), MPC Corporation (“MPC”), through its wholly-owned subsidiary MPC-Pro, LLC (“MPC-Pro”), purchased the Professional Business from Gateway, Inc. (“Gateway”) and Gateway Technologies, Inc. In connection with the acquisition of the Professional Business, MPC-Pro and Gateway entered into a Transition Services Agreement (the “Agreement”), under which Gateway provides accounting, human resource, manufacturing, procurement, marketing, information technology, and other specified services (collectively, “the Services”). A copy of the Agreement was filed with a Current Report on Form 8-K filed on October 9, 2007 and is incorporated herein by reference. The Agreement was subsequently amended by Amendment No. 1 on October 24, 2007, which was filed with a Current Report on Form 8-K on October 31, 2007, and which is incorporated herein by reference. In order to clarify the meaning of “buy/sell” activity in Section 1(b) of the Agreement and in order to specifically add computer monitors as computer accessories and peripherals in Section 1(b) of the Agreement, on December 3, 2007, MPC-Pro and Gateway entered into Amendment No. 2 to the Agreement (“Amendment No. 2”), which replaces Section 1(b) of the Agreement in its entirety, and which states that Gateway will undertake the following buy/sell activities on behalf of MPC-Pro in the course of providing the Services: (1) procuring components from component suppliers and selling the components to Original Design Manufacturers (“ODMs”) in connection with and in support of the manufacture by the ODMs of finished goods that are being ordered by Gateway from the ODMs for subsequent sale to MPC-Pro, and (2) procuring computer accessories and peripherals, including by not limited to, computer monitors, from third party suppliers for subsequent sale to MPC-Pro. Additionally, Amendment No. 2 states that the buy/sell activities shall be conducted in a manner consistent with Gateway’s buy/sell activities for its Professional Business prior to the Closing Date.

The foregoing description of the Amendment No. 2 to Transition Services Agreement is not complete and is qualified in its entirety by reference to the Amendment No. 2 to Transition Services Agreement, which is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

99.1                 Amendment No. 2 to Transition Services Agreement dated as of December 3, 2007 among MPC-Pro, LLC and Gateway, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPC CORPORATION

Date: December 6, 2007	By: /s/ Curtis Akey Curtis Akey Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Amendment No. 2 to Transition Services Agreement dated as of December 3, 2007 among MPC Pro, LLC and Gateway, Inc.